National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated December 13, 2011

to the Prospectuses dated May 1, 2011, as supplemented to date,

for the Varitrak and Investor Select Polices and

for the Sentinel Advantage Variable Annuity Contract

and

to the Prospectus dated May 1, 2009, as supplemented to date,

for the Sentinel Estate Provider Policy

Termination of Optional Illuminations Investment Advisory Service

The policies and contracts listed above issued by National Life Insurance Company (“National Life”, “we” or “us”) offer an optional investment advisory service called “Illuminations”.  Under this optional program, Fundquest, Inc. (“Fundquest”), a registered investment adviser independent of National Life, provides various asset allocation models, based on the risk tolerance of a program participant, incorporating certain of the subaccounts available in these policies or contracts.

Fundquest and National Life have agreed that, effective after the close of business December 31, 2011 (the “Illuminations Termination Date”), Fundquest will no longer make changes to the asset allocation models used in the Illuminations program.  As a result, the Illuminations program will no longer be available to new or existing policy and contract owners after the Illuminations Termination Date.

Therefore, effective as of the Illuminations Termination Date, all references in the policies and contracts listed above to the Optional Illuminations Investment Advisory Service and to Fundquest are hereby deleted.

Information Specifically for Owners who Currently Participate in Illuminations

No immediate action is required on the part of owners who currently participate in Illuminations and who wish to continue automatic semi-annual portfolio rebalancing.

The subaccounts currently offered in the Illuminations asset allocation models will continue to be investment options under the policies and contracts.  Therefore, owners who currently participate in Illuminations can remain in the same subaccounts after the Illuminations Termination Date.  However, no changes to the asset allocation models will be made after the Illuminations Termination Date.

Value in an owner’s subaccounts will continue to be automatically rebalanced semi-annually after the Illuminations Termination Date based on the premium allocation percentages in effect under the Illuminations program unless an owner chooses to terminate the portfolio rebalancing feature.  Owners must contact National Life to terminate automatic portfolio rebalancing.

Owners may transfer policy or contract value among subaccounts, including to subaccounts not included in the Illuminations asset allocation models, and/or elect to periodically rebalance the value in selected subaccounts based on premium allocation percentages selected by an owner.  Transfers among subaccounts made between the date of this supplement and February 29, 2012 will not count against the number of free transfers allowed under an owner’s policy or contract.  Please contact us at 1-800-732-8939 to obtain a Variable Product Fund Management Change Request Form through which you can change your subaccount allocation and/or make changes to your policy or contract’s automatic portfolio rebalancing feature.

Owners will receive a quarterly report for the Fourth Quarter 2011 related to their participation in the Illuminations program.  This will be the last quarterly report related to the Illuminations program that owners will receive.

Because the Illuminations Limited Power of Attorney executed by you to allow automatic subaccount allocation changes based on the Fundquest allocation models is only valid for use in National Life’s Illuminations program, this Limited Power of Attorney will no longer be valid after the Illuminations Termination Date.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.